UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 13, 2014

 Date of Report (Date of earliest event reported)

MESA LABORATORIES, INC.

 (Exact name of registrant as specified in its charter)

Commission File Number:  0-11740

COLORADO	84-0872291
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)

12100 WEST SIXTH AVENUE,
LAKEWOOD, COLORADO	80228
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 987-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

In this Current Report on Form 8-K, we are furnishing a Power Point presentation which we used in a microcap conference on January 13, 2014. We expressly disclaim any obligation to update this presentation and caution that it was only accurate as of January 13, 2014. The inclusion of any data or statements in this presentation does not signify that the information is considered material.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 9.1. Power Point presentation that was used in a microcap conference on January 13, 2014.

We are furnishing Exhibit 9.1 to this Current Report on Form 8-K in accordance with Item 8.01, Other Events. This exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit #	Description	Reference

9.1	Power Point Presentation dated January 13, 2014	Attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 30, 2014		Mesa Laboratories, Inc.
( Registrant)

	BY:	/s/ John J. Sullivan
John J. Sullivan,
President and Chief Executive Officer

Exhibit Index

Exhibit #	Description	Reference

9.1	Power Point Presentation dated January 13, 2014	Attached herewith.